Exhibit 10.3

                    SECOND AMENDMENT TO OPERATING AGREEMENT,
                               RELEASE OF GUARANTY
                             AND CONSENT TO TRANSFER

                                       FOR
                          PLAYBOY TV INTERNATIONAL, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

      This Second Amendment to Operating Agreement, Release of Guaranty and Consent to Transfer (this "Amendment") is entered into as of December 28, 2000, by and among Playboy Entertainment Group, Inc., a Delaware corporation ("PEGI"), Playboy Enterprises International, Inc., a Delaware corporation ("PEII"), Victoria Springs Investments, Ltd., a British Virgin Islands corporation ("VSI"), Hampstead Management Company, Ltd., a company organized under the laws of the British Virgin Islands ("Hampstead"), Carlton Investments LLC, a Delaware limited liability company ("Carlton"), and Carlyle Investments LLC, a Delaware limited liability company ("Carlyle"), and is made with respect to Playboy TV International, LLC, a Delaware limited liability company (the "Company").

      A. PEGI and VSI entered into the Operating Agreement the Company as of August 31, 1999 and the First Amendment thereto as of September 24, 1999 (as amended, the "Agreement"; all capitalized terms not defined in this Amendment will have the respective meanings set forth in the Agreement).

      B. Hampstead Management Company, Ltd., a company organized under the laws of the British Virgin Islands and an Affiliate of VSI ("Hampstead"), entered into a Guaranty dated as of August 31, 1999 in favor of PEGI, PEII and the Company pursuant to which Hampstead guaranteed the obligations of VSI under the Agreement and the Related Documents (the "Guaranty").

      C. Carlton and Carlyle are indirectly controlled by Persons that collectively control VSI and Hampstead, but are not under common control with VSI and Hampstead.

      D. VSI wishes to transfer its 80.1% interest in the Company to Carlton and Carlyle in equal shares and has requested PEGI's consent to such transfer pursuant to Section 9.1 of the Agreement.

      E. PEGI is willing to give consent to such transfer provided that Carlton and Carlyle assume the obligations of VSI under the Agreement and the Related Documents, are each deemed to be Affiliates of VSI for all purposes under the Agreement and the Related Documents, and collectively exercise the rights of VSI under the Agreement.

      F. Hampstead wishes to transfer and cause its subsidiaries to transfer all or substantially all of their respective assets to Carlton and Carlyle in equal shares and has requested that PEII, PEGI and the Company agree to release Hampstead from its obligations under the Guaranty.

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      G. PEII, PEGI and the Company are willing to release Hampstead from its obligations under the Guaranty provided that the proposed transfer of assets to Carlton and Carlyle is consummated and Carlton and Carlyle guaranty the obligations of the other on the same terms as the Guaranty.

      H. The parties desire to adopt and approve the following provisions and, where applicable, incorporate them into the Agreement, effective as of the date of the transfer of VSI's interest in the Company to Carlton and Carlyle (the "Effective Date").

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound, the parties agree as follows:

1.    Consent to Transfer and Release of Guaranty.

      A. Pursuant to Section 9.1 of the Agreement and subject to the terms of this Amendment, PEGI consents to the transfer from VSI to Carlton and Carlyle of its 80.1% interest in PTVI in equal shares and the admission of each of Carlton and Carlyle as Members of the Company with a Percentage Interest of 40.05% each. Each of Carlton and Carlyle hereby jointly and severally assume and agree to perform and discharge all of the obligations and liabilities of VSI under the Agreement and the Related Documents, whether arsising before or after the Effective Date. Each of Carlton and Carlyle agree that each of them and their respective Affiliates are deemed to be (i) Affiliates of VSI, and (ii) Affiliates of each other, in each case for all purposes under the Agreement and the Related Documents (and any agreement or document in connection therewith). In furtherance of the foregoing, Carlyle and Carlton will be deemed to be Affiliated Members and VSI Members under the Agreement. Carlyle and Carlton further agree that they will take all actions collectively under the Agremeent and Related Documents, including the bringing of any claim or exercising any remedy.

      B. Subject to the terms of this Agreement, PEII, PEGI and the Company hereby release Hampstead from its obligations under the Guaranty.

      C. The forgoing consent and release is subject to each of the following conditions being true as of the Effective Date: (a) Hampstead will have transferred and caused its subsidiaries to transfer all or substantially all of their respective assets to Carlton and Carlyle in equal shares; (b) each of Carlton and Carlyle will have executed and delivered a Guaranty in favor of PEII, PEGI and the Company in the form of Exhibit A.

2.    Amendments to Agreement.

      A. Section 5.1.3 of the Agreement is amended and restated in its entirety as follows:

            "5.1.3 Voting. Except as provided in Section 5.1.4 and in Section 5.3, all matters submitted to the Management Committee will be decided by a majority vote of the Non-Independent Directors. The Non-Independent Directors will have voting power in proportion to the ratio of Percentage Interests held by the Manager appointing them; provided, however, Non-Independent Directors appointed by

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            Affiliated Members will have voting power in proportion to the aggregate Percentage Interests held by the Managers appointing them. All Non-Independent Directors appointed by a Manager (or Managers, if representing Affiliated Members) will collectively exercise such voting power and such Manager(s) will designate one of its Non-Independent Directors to vote on behalf of all Non-Independent Directors appointed by such Manager(s) in the event of a disagreement among the Non-Independent Directors appointed by such Manager(s)."

      B. Section 5.2.1 of the Agreement is amended and restated in its entiretly as follows:

            "5.2.1 VSI and PEGI, together with (or replaced by, as the case may be) any Affiliates to which such Member transfers all or a portion of its Membership Interest in compliance with the provisions of this Agreement, will be referred to as the "VSI Members" or the "PEGI Members" respectively. For so long as the VSI Members and the PEGI Members are the only Members and Managers, the Management Committee will consist of nine members: three Non-Independent Directors selected collectively by the VSI Members (the "VSI Directors"), three Non-Independent Directors selected by the PEGI Members (the "PEGI Directors") and three other Directors (each, an "Independent Director") selected in accordance with the following sentence. The VSI Members (acting collectively) and the PEGI Members (acting collectively) will each select one Independent Director, and the two Independent Directors will select a third Independent Director; provided, however, that such third Independent Director will be mutually acceptable to both the VSI Members (acting collectively) and the PEGI Members (acting collectively). To qualify as an Independent Director, a person must have, and continue to have, no material business, financial or familial relationship with any of the VSI Members, the PEGI Members or any of their respective Affiliates or with any officer or executive of any of them. Each of VSI and PEGI identified its initial Directors prior to the Funding Date. Each member of the Management Committee is referred to as a "Director", and, collectively, as the "Directors." A duly-admitted Manager will have the right to appoint at least one Non-Independent Director (or such greater number as the Management Committee may determine); provided, however, that no group of Affiliated Members will have the right to appoint more than that number of Directors that could have been appointed by that group's initial holder of the Membership Interests. A director need not be a resident of the State of Delaware or a citizen of the United States. To the fullest extent permitted by law, no Director will be deemed an agent or sub-agent of the Company. Each Manager, by execution of this Agreement, agrees to, consents to, and acknowledges the delegation of powers and authority to such Directors and the Management Committee within the scope of such Director's and Management Committee's authority as provided herein. No Director will have the authority in his capacity as a Director to enter into any Transaction on behalf of the Company. The Independent Directors will receive compensation as determined from time to time by the Management Committee and as reflected in the applicable Annual Budget.

                  (a) At such time as either the VSI Directors or the PEGI
            Directors are no longer entitled to exercise a veto on matters that may be determined by the Independent Directors pursuant to Section 5.3, the Independent Directors will be dismissed from the Management Committee.

      C. The references to "VSI" and "PEGI" in the first clause of Section 5.4.4 of the Agreement are hereby replaced with references to "the VSI Members" and the PEGI Members", respectively.

      D. Except as otherwise provided herein, all other terms and conditions of the Agreement will remain in full force and effect.

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IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the above date.


                                    PLAYBOY ENTERTAINMENT GROUP, INC.

                                    By:/s/ Jeffrey M. Jenest
                                       ---------------------------------
                                          Name:  Jeffrey M. Jenest
                                          Title: Executive Vice President


                                    PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                                    By: /s/ Howard Shapiro
                                       ---------------------------------
                                          Name:  Howard Shapiro
                                          Title: Executive Vice President


                                    VICTORIA SPRINGS INVESTMENTS LTD.

                                    By: /s/ William T. Keon
                                       ---------------------------------
                                          Name:
                                          Title:

                                    By: /s/ Jose Mizrahi
                                       ---------------------------------
                                          Name:


                                    HAMPSTEAD MANAGEMENT COMPANY, LTD.

                                    By: /s/ Jose Mizrahi
                                       ---------------------------------
                                          Name:
                                          Title:

                                    By: /s/ Harris C. Caston
                                       ---------------------------------
                                          Name:  Harris C. Caston
                                          Title: Attorney - in - Fact

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                                    CARLTON INVESTMENTS LLC

                                    By: /s/ Cary M. Otazo
                                       ---------------------------------
                                          Name:  Cary M. Otazo
                                          Title: Assistant Secretary


                                    CARLYLE INVESTMENTS LLC

                                    By: /s/ Cary M. Otazo
                                       ---------------------------------
                                          Name:  Cary M. Otazo
                                          Title: Assistant Secretary


Acknowledged and Agreed:

PLAYBOY TV INTERNATIONAL, LLC.


By: /s/ William Fisher
   ---------------------------------
      Name:  William Fisher
      Title: President